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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported)  November 12, 1996
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                         RATIONAL SOFTWARE CORPORATION
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            (Exact name of registrant as specified in its charter)


    Delaware                     0-12167                     54-1217099
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  (State or other              (Commission               (I.R.S. Employer
   jurisdiction                File Number)              Identification No.)
  of incorporation)

2800 San Tomas Expressway, Santa Clara, California              94051-0951
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                   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code       (408) 496-3600
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         (Former name or former address, if changed since last report)

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Item 5. Other Events
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     On November 12, 1996, Rational Software Corporation, a Delaware corporation
("Rational") and SQA, Inc. a Delaware corporation ("SQA") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") among Rational, Sunshine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Rational ("Merger Sub") and SQA. A copy of the press release issued by Rational and SQA regarding the Merger Agreement is filed herewithin as Exhibit 99.1 and incorporated by reference herein. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. Further agreements, contemplated by the Merger Agreement, including the Participation Agreement dated November 12, 1996 by and among Rational and certain SQA stockholders, the Stock Option Agreement dated November 12, 1996 by and between Rational and SQA, the form of Affiliate Agreement dated
November 12, 1996 by and among Rational and certain Rational stockholders, and the form of Affiliate Agreement dated November 12, 1996 by and among Rational and certain SQA stockholders are filed herewith as Exhibits 99.2, 99.3, 99.4 and 99.5 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

        (c)
 2.1 Agreement and Plan or Reorganization dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and SQA, Inc., a Delaware corporation.

99.1    Press Release dated November 12, 1996

99.2 Participation Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.

99.3 Stock Option Agreement dated November 12, 1996 by and between SQA, Inc., a Delaware corporation and Rational Software Corporation, a Delaware corporation.

99.4 Form of Affiliate Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.5 Form of Affiliate Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Rational Software Corporation
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                                                     (Registrant)

       December 5, 1996                     /s/ Robert T. Bond
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         (Date)                             Robert T. Bond
                                            Senior Vice President, Chief
                                            Operating Officer, Chief Financial
                                            Officer, and Secretary
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                                EXHIBIT INDEX

 2.1 Agreement and Plan or Reorganization dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Rational Software Corporation, and SQA, Inc., a Delaware corporation.

99.1    Press Release dated November 12, 1996

99.2 Participation Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, Sunshine Acquisition Corp., a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.

99.3 Stock Option Agreement dated November 12, 1996 by and between SQA, Inc., a Delaware corporation and Rational Software Corporation, a Delaware corporation.

99.4 Form of Affiliate Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of Rational Software Corporation, a Delaware corporation.

99.5 Form of Affiliate Agreement dated November 12, 1996 by and among Rational Software Corporation, a Delaware corporation, and certain stockholders of SQA, Inc., a Delaware corporation.